Exhibit 10.92


                       FIRST AMENDMENT TO THE AMENDED AND
                  RESTATED DISBURSEMENT AND SECURITY AGREEMENT

          THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED DISBURSEMENT AND SECURITY AGREEMENT, dated as of October 9, 1998 (this "Amendment"), is entered by and among Buzzard Power Corporation, a Delaware corporation ("Lessee"),
                                                                 ------
Scrubgrass Generating Company, L.P, a Delaware limited partnership ("Lessor"),
                                                                     ------
Credit Lyonnais, acting through its New York branch, as agent for the Banks, the Bond LOC Issuer and the Contract LOC Issuer (in such capacity, the "Agent"),
                                                                    -----
Bankers Trust Company, a New York banking corporation, as security agent for the Agent on behalf of the Banks, the Bond LOC Issuer and the Contract LOC Issuer (in such capacity, the "Disbursement Agent"), and Bankers Trust Company, a New
                        --------------------
York banking corporation as securities intermediary (in such capacity, the "Securities Intermediary"). Each of Lessee, Lessor, the Disbursement Agent, the
------------------------
Securities Intermediary and the Agent shall hereinafter be referred to as a "Party," and collectively as the "Parties."
 -----                            -------

                                   WITNESSETH

          WHEREAS, Lessee, Lessor, the Disbursement Agent and the Agent have entered into that certain Amended and Restated Disbursement and Security Agreement, dated as of December 22, 1995 (as herein and hereafter amended, the "Disbursement and Security Agreement," all capitalized terms used but not
-------------------------------------
otherwise defined in this Amendment shall have the meaning assigned to such terms in the Disbursement and Security Agreement);

          WHEREAS, Lessee, Lessor, the Disbursement Agent and the Agent desire to amend the Disbursement and Security Agreement to bring the account and security arrangements provided for in such agreement, including but not limited to the security interest created thereby, into compliance with the 1994 Official Text of Article 8 of the Uniform Commercial Code of the State of New York (as in effect from time to time, the "UCC"); and
                               ---

          WHEREAS, in connection with bringing the account and security arrangements provided for in the Disbursement and Security Agreement into compliance with the 1994 Official Text of Article 8 of the UCC, Lessee, Lessor, the Disbursement Agent and the Agent desire that Bankers Trust Company, a New York banking corporation, act as a "securities intermediary" as defined in the UCC for purposes of the Disbursement and Security Agreement as amended by this Amendment.

          NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties intending to be legally bound agree as follows:

          Section 1. Amendments to the Disbursement and Security Agreement.
                     -----------------------------------------------------

               (a) Section 2.01 of the Disbursement and Security Agreement is amended by adding the following language at the end of the last sentence thereof:

          "The Securities Intermediary shall, at the direction of the Disbursement Agent, promptly credit to the appropriate Account all property delivered to it pursuant to the provisions hereof. The Securities Intermediary hereby agrees that each item of such property (whether investment property, financial asset, security, instrument or cash) and all rights related thereto, now or hereafter deposited in or credited to any of the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC to be held by the Securities Intermediary, acting as a "securities intermediary" (as defined in the UCC). The Securities Intermediary shall comply with 'entitlement orders' (within the meaning of Section 8-102(a)(8) of the UCC), including, without limitation, any order or notification to the Securities Intermediary directing transfer or redemption of any financial assets in the Accounts, issued by the Disbursement Agent and relating to the Accounts without the requirement of further consent by Lessee, Lessor or any other person."

               (b) Section 2.02(a) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Construction Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Construction Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (c) Section 2.02(b) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Amortization Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Amortization Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (d) Section 2.02(b) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Amortization Sub-Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Amortization Sub-Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (e) Section 2.02(c) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Insurance Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Insurance Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (f) Section 2.02(d) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Lessor Revenues Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Lessor Revenues Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (g) Section 2.02(e) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Rent Suspense Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Rent Suspense Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (h) Section 2.02(f) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Borrower Environmental Liability Reserve Account"' with the language "entitled 'Scrubgrass Generating Company, L.P., Borrower Environmental Liability Reserve Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (i) Section 2.02(g) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Hedge Account"' with the language "entitled 'Scrubgrass

Generating Company, L.P., Hedge Account, Bankers Trust Company as Disbursement Agent as Secured Party"'.
               (j) Section 2.03(a) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Operating Account"' with the language "entitled 'Buzzard Power Corporation, Operating Account, Bankers Trust Company as Disbursement Agent, as Secured Party

               (k) Section 2.03(b) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Maintenance Reserve Account"' with the language "entitled 'Buzzard Power Corporation, Maintenance Reserve Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (l) Section 2.03(b) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Maintenance Reserve Sub-Account"' with the language "entitled 'Buzzard Power Corporation, Maintenance Reserve Sub-Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (m) Section 2.03(c) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Available Cash Flow Account"' with the language "entitled 'Buzzard Power Corporation, Available Cash Flow Account, Bankers Trust Company as Disbursement Agent, as Secured Party"'.

               (n) Section 2.03(d) of the Disbursement and Security Agreement is amended by replacing the language "entitled the 'Lessee Environmental Liability Reserve Account"' with the language "entitled 'Buzzard Power Corporation, Lessee Environmental Liability Reserve Account, Bankers Trust Company as Disbursement Agent, as Secured Party".

               (o) Article 2 of the Disbursement and Security Agreement is amended by adding the following new Section 2.05 at the end thereof:

          "SECTION 2.05  Administration of the Accounts.
                         ------------------------------

               (a) The Securities Intermediary shall not change the name or account number of any of (i) the Lessor Accounts without the prior written consent of the Disbursement Agent, Lessor and the Agent and
          (ii) the Lessee Accounts without the prior written consent of the Disbursement Agent, Lessee and the Agent.

               (b) All securities or other property underlying any financial assets credited to the Accounts shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Accounts be registered in the name of the Agent, the Disbursement Agent, Lessor or Lessee, payable to the order of the Agent, the Disbursement Agent, Lessor or Lessee or specially indorsed to Lessor or Lessee except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

               (c) Each of the Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC."


               (p) The second sentence of Section 3.01 of the Disbursement and Security Agreement is amended by restating such sentence as follows:

          "Lessee acknowledges that, except after the Disbursement Agent's receipt of an Agent Release Notice, the Disbursement Agent is the agent solely of the Agent and hereby irrevocably relinquishes to the Disbursement Agent as security agent for the Agent on behalf of the Secured Parties, all right, title and interest which Lessee has in the Lessee Account Collateral, subject to the terms and conditions of this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such Lessee Account Collateral."

               (q) Article 14 of the Disbursement and Security Agreement is amended by (i) replacing the words "Disbursement Agent" each time they appear in
Section 14.01 with the words "Disbursement Agent and Securities Intermediary",
(ii) adding in paragraph (a) of Section 14.01 after the word "sufficiency", the parenthetical phrase "(except with respect to the Securities Intermediary, as provided in Section 8-504 of the UCC)" and (iii) adding the following new Sections 14.02, 14.03, 14.04, 14.05 and 14.06 at the end thereof:

               "SECTION 14.02 Conflict with Other Agreements. The Securities
                              ------------------------------
          Intermediary hereby confirms and agrees that:

               (a) There are no other agreements entered into between the Securities Intermediary and either Lessor, Lessee, the Agent or the Disbursement Agent with respect to any of the Accounts;

               (b) It has not entered into, and until the termination of this Disbursement Agreement will not enter into, any agreement with any other person relating to the Accounts or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

               (c) It has not entered into, and until the termination of this Disbursement Agreement will not enter into, any agreement with either Lessor, Lessee, the Agent or the Disbursement Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.01 hereof.



               SECTION 14.03 Adverse Claims. Except for the claims and interests
                             --------------
          of Lessor, Lessee, the Disbursement Agent and the Agent on behalf of the Banks, the Bond LOC Issuer and the Contract LOC Issuer, in the Accounts, the Securities Intermediary does not know of any claim to, or interest in, the Accounts or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Accounts or in any financial asset carried therein, the Securities Intermediary will promptly notify the Agent, the Disbursement Agent, Lessor and Lessee thereof.

               SECTION 14.04 Subordination of Lien. In the event that the
                             ---------------------
          Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any of the Accounts or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Disbursement Agent in the Accounts under this Disbursement Agreement.

               SECTION 14.05 Right of Set-off. The financial assets and other
                             -----------------
          items deposited to the Accounts will not be subject to deduction, set-off; banker's lien, or any other right in favor of any person other than the Disbursement Agent; provided, however, that the Securities
                                       --------- -------
          Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Accounts and (ii) the face amount of any checks which have been credited to the Accounts but are subsequently returned unpaid because of uncollected or insufficient finds.

               SECTION 14.06 Actions by Securities Intermediary. The Lessor,
                             ----------------------------------
          Lessee and Agent agree that if the Disbursement Agent is required by the terms of this Disbursement Agreement to perform any action or obligation which can only be performed by the Securities Intermediary, then if and to the extent that the Disbursement Agent has instructed or caused the Securities Intermediary to perform such action or obligation the Disbursement Agent shall be deemed to have performed such action or obligation under this Disbursement Agreement."

               (r) Section 16.07 of the Disbursement and Security Agreement is amended by adding the following sentence at the end thereof:

          "No waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto."

               (s) Section 16.08 of the Disbursement and Security Agreement is amended by restating such section in its entirety as follows:

               SECTION 16.08 Applicable Law. Both this Disbursement Agreement
                             --------------
          and the Accounts shall be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law other than section 5-1401 of the New York General Obligations Law). Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Accounts (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law other than section 5-1401 of the New York General Obligations Law).

               (t) Article 16 of the Disbursement and Security Agreement is amended by adding the following Section at the end thereof:

               (u) Paragraph (b) of Section 16.01 is amended by replacing the words "Disbursement Agent" each time they appear therein with the words "Disbursement Agent, Securities Intermediary".

               SECTION 16.08 Conflicting Agreements. In the event of any
                             ----------------------
          conflict between this Disbursement Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Disbursement Agreement shall prevail.

          Section 2. Disbursement and Security Agreement. Effective on the date
                     -----------------------------------
hereof the Disbursement and Security Agreement shall automatically, without any further notice, consent or other act, be hereby amended; provided, that the
                                                         --------
security interests granted by Lessor and Lessee, respectively, pursuant to, and the liens created by, the Disbursement and Security Agreement in favor of the Disbursement Agent for the benefit of the Persons specified therein, shall be ratified and continued (but not be terminated) upon the effectiveness of this Amendment.

          Section 3. Reference to and Effect on the Transaction Documents.
                     ----------------------------------------------------

               (a) On and after the date of this Amendment, each reference in the Disbursement and Security Agreement to "this Disbursement Agreement", "hereunder", "hereof', "herein" or words of like import, and each reference in any other agreement including but not limited to the Amended and Restated Participation Agreement, the Amended and Restated Reimbursement Agreement, the Amended and Restated Lease and any other Transaction Documents, to the Disbursement and Security Agreement shall mean a reference to the Disbursement and Security Agreement as amended hereby.

               (b) Except as specifically amended above, the Disbursement and Security Agreement, and all other related agreements including but not limited to the Amended and Restated Participation Agreement, the Amended and Restated Reimbursement Agreement, the Amended and Restated Lease and any other Transaction Documents, shall remain in lull force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Amended and Restated Reimbursement Agreement and the Amended and Restated Lease and all collateral described therein do and shall continue to secure the payment of all obligations of Lessor and Lessee under such agreements respectively.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Disbursement and Security Agreement or any related agreements including but not limited to the Amended and Restated Participation Agreement, the Amended and Restated Reimbursement Agreement, the Amended and Restated Lease and any other Transaction Documents, nor constitute a waiver of any provision of any of such agreement.

          Section 4 Representations and Warranties. Each of Lessor and Lessee
                    ------------------------------
represents and warrants to each other party to this Amendment that:

               (a) it is a limited partnership, in the case of Lessor, and a corporation, in the case of Lessee, duly formed, validly existing and in good standing under the laws of the State of

Delaware and has all requisite power and authority, partnership, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under this Amendment;

               (b) the execution and performance by it of this Amendment have been duly authorized by all necessary partnership or corporate action, as the case may be, and do not and will not (i) in the case of Lessor only, require any further consent or approval of the partners of Lessor, (ii) violate any provision of its organizational documents or, to the best of its knowledge, of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or its property may be bound or affected, or (iv) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it;

               (c) no authorization, consent, approval or license of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any specifically granted exemption from any of the foregoing, is or will be necessary to the valid execution, delivery or performance by it of this Amendment or the transactions contemplated hereby which have not been duly made or obtained, are not in full force and effect and which are not subject to appeal or judicial governmental or other review;

               (d) this Amendment has been duly and validly executed and delivered by it; and

               (e) assuming the due authorization, execution and delivery thereof by the parties other than it, this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws from time to time in effect that affect creditors' rights generally or by limitation on the availability of equitable remedies.

          Section 5. Miscellaneous
                     -------------

               (a) Governing Law. This Amendment and the rights and obligations
                   -------------
of the Parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law other than section 5-1401 of the New York General Obligations Law). Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Accounts (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law other than section 5-1401 of the New York General Obligations Law).

               (b) Counterparts Delivery by Fax. This Amendment may be executed
                   ----------------------------
and delivered in any number of counterparts and by the different Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be delivered by facsimile transmission.

               (c) Further Assurances. Each Party hereto agrees that, from time
                   ------------------
to time
upon the written request of any other Party, it will take any such actions and execute any such instruments as such other Party may reasonably request in order fully to carry out the provisions and intentions of this Amendment.

               (d) Severability. In case any provision in or obligation under
                   ------------
this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               (e) Headings. The section headings of this Amendment are inserted
                   --------
for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.


                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

          IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duty authorized officers and attested on the date first above written.


LESSOR:               SCRUBGRASS GENERATING COMPANY, L.P.,
                      a Delaware limited partnership



                      By: /s/ Brian Sedar
                          --------------------------------
                          Name: Brian Sedar
                          Title: Secretary



AGENT:                CREDIT LYONNAIS, acting through its New York Branch as
                      Agent



                      By:  /s/ Robert G. Colvin
                           --------------------
                           Name: Robert G. Colvin
                           Title: Vice President



LESSEE:               BUZZARD POWER CORPORATION, a Delaware corporation



                      By:  /s/ William D. Linehan
                           ________________________________________
                           Name: William D. Linehan
                           Title: Chief Financial Officer



DISBURSEMENT
AGENT:                BANKERS TRUST COMPANY, as Disbursement Agent


                      By:  /s/ Thomas Moskie
                           ----------------------------------------
                           Name: Thomas Moskie
                           Title: Vice President


SECURITIES
INTERMEDIARY:         BANKERS TRUST COMPANY, as Securities Intermediary


                      By:  /s/ Thomas Moskie
                           ---------------------------------------
                           Name: Thomas Moskie
                           Title: Vice President